AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 2011
Registration No. 333-__________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM S-8
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Magnum Hunter Resources Corporation
(Exact name of Registrant as specified in its charter)

Delaware	86-0879278
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation or Organization)

777 Post Oak Boulevard, Suite 650	77056
Houston, Texas	(Zip Code)
(Address of Principal Executive Offices)
MAGNUM HUNTER RESOURCES CORPORATION AMENDED AND RESTATED STOCK INCENTIVE PLAN
(Full Title of the Plan)
Paul M. Johnston
Senior Vice President and General Counsel
Magnum Hunter Resources Corporation
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Name and Address of Agent For Service)
(832) 369-6986
(Telephone Number, Including Area Code, of Agent For Service)
Copies to:
David E. Morrison
Fulbright & Jaworski L.L.P.
2200 Ross Avenue
Suite 2800
Dallas, Texas 75201
(214) 855-8000
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
CALCULATION OF REGISTRATION FEE

		Proposed	Proposed
Title of securities	Amount to be	maximum offering	maximum aggregate	Amount of
to be registered	registered (1)(2)	price per share(3)	offering price(3)	registration fee(3)
Common Stock, $0.01 par value per share	5,000,000 shares	$4.15	$20,750,000	$2,378

(1)	The securities to be registered include an aggregate of 5,000,000 shares of Magnum Hunter Resources Corporation (the “Company”) common stock, par value $0.01 per share (the “Common Stock”), reserved for issuance under the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan, as amended (the “Plan”). The Plan has recently been amended to increase the number of shares of Common Stock issuable under the Plan. The additional shares of Common Stock issuable under the Plan are being registered by this Registration Statement.

(2)	If, as a result of stock splits, stock dividends or similar transactions, the number of securities purported to be registered on this Registration Statement changes, the provisions of Rule 416 shall apply to this Registration Statement, and this Registration Statement shall be deemed to cover the additional securities resulting from the split of, or dividend on, the securities covered by this Registration Statement.

(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933 and based on the average of the high and low prices reported on the New York Stock Exchange on October 20, 2011 (which is within five business days prior to the filing of the Registration Statement), which was $4.15 per share.

PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
Item 3. Incorporation of Documents by Reference
Item 8. Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-4.16
EX-5.1
EX-23.1
EX-23.2
EX-23.3
EX-23.4
EX-23.5
EX-23.6
EX-23.7
EX-23.8

EXPLANATORY NOTE
     This Registration Statement relates solely to the registration of additional securities of the same class as other securities for which a registration statement on this form relating to an employee benefit plan is effective. This Registration Statement is filed for the purpose of registering an additional 5,000,000 shares of common stock, $0.01 par value, of Magnum Hunter Resources Corporation (the “Company”) pursuant to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan, as amended (the “Plan”). This registration of 5,000,000 shares of common stock will increase the number of shares registered for issuance under the Plan to an aggregate of 20,000,000 shares of common stock, subject to adjustment as provided in the Plan. Pursuant to General Instruction E to Form S-8, the contents of the Registration Statement on Form S-8 registering 6,000,000 shares of the Company’s common stock, filed on August 12, 2010 (Registration Statement 333-168802) and the Registration Statement on Form S-8 registering an additional 9,000,000 shares of the Company’s common stock, filed on December 15, 2010 (Registration Statement 333-171168) are incorporated by reference into this Registration Statement, except as amended hereby. Pursuant to General Instruction E of Form S-8, all information that has been incorporated by reference from the original registration statement is not repeated in this Registration Statement.
PART II
INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
     Item 3. Incorporation of Documents by Reference.
     The following documents previously filed with the Securities and Exchange Commission by the Registrant are hereby incorporated by reference in this Registration Statement:
     (i) our Annual Report on Form 10-K, as amended by Form 10-K/A, for the year ended December 31, 2010, including portions of our Proxy Statement for our 2011 Annual Meeting of Stockholders held on April 29, 2011 to the extent specifically incorporated by reference into such Form 10-K, as amended by Form 10-K/A;
     (ii) our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011 filed on May 9, 2011 and August 9, 2011;
     (iii) our Current Reports on Form 8-K filed on January 5, 2011, January 18, 2011, January 19, 2011, January 25, 2011, January 31, 2011, February 1, 2011, February 18, 2011, March 2, 2011, March 9, 2011, March 16, 2011, March 17, 2011, March 21, 2011, March 28, 2011, April 12, 2011, April 13, 2011, April 14, 2011, May 3, 2011, May 5, 2011, May 9, 2011, May 10, 2011, May 13, 2011, June 2, 2011, June 21, 2011, July 19, 2011, August 5, 2011, August 18, 2011, August 19, 2011, August 22, 2011, October 3, 2011, October 4, 2011 and October 18, 2011 and our Current Reports on Form 8-K/A filed on March 2, 2011, March 16, 2011, April 28, 2011 and May 25, 2011; and
     (iv) the description of our common stock included in the Form 8-A filed on August 25, 2006, and any amendment or report filed with the SEC for the purpose of updating such description.
     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the filing of a post-effective amendment which indicates that all securities registered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.
     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Registration Statement modifies or supersedes such statement.

     Nothing in this Registration Statement shall be deemed to incorporate information furnished by us but not filed with the Securities and Exchange Commission pursuant to Items 2.02, 7.01 or 9.01 of Form S-K.
     Item 8. Exhibits

Exhibit
Number	Description
4.1	Restated Certificate of Incorporation of the Registrant, filed February 13, 2002 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006).

4.2	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed May 8, 2003 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006).

4.3	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed June 6, 2005 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006).

4.4	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed July 18, 2007 (Incorporated by reference from the Registrant’s quarterly report on Form 10-QSB filed on August 14, 2007).

4.5	Certificate of Ownership and Merger Merging Magnum Hunter Resources Corporation with and into Petro Resources Corporation, filed July 13, 2009 (Incorporated by reference from the Registrant’s current report on Form 8-K filed on July 14, 2009).

4.6	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed November 3, 2010 (Incorporated by reference from the Registrant’s current report on Form 8-K filed on November 2, 2010).

4.7	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed May 9, 2011 (Incorporated by reference from the Registrant’s quarterly report on Form 10-Q filed on May 9, 2011).

4.8	Amended and Restated Bylaws of the Registrant, dated March 15, 2001 as amended on April 14, 2006, October 12, 2006, and May 26, 2011 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on August 9, 2011).

4.9	Form of certificate for common stock (Incorporated by reference from the Registrant’s 2010 annual report on Form 10-K filed on February 18, 2011).

4.10	Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated December 10, 2009 (Incorporated by reference from the Registrant’s Registration Statement on Form 8-A filed on December 10, 2009).

4.11	Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated August 2, 2010 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on August 12, 2010).

4.12	Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated September 8, 2010 (Incorporated by reference from the Registrant’s current report on Form 8-K filed on September 15, 2010).

Exhibit
Number	Description
4.13	Certificate of Designation of Rights and Preferences of 8.0% Series D Cumulative Preferred Stock (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on March 17, 2011).

4.14	Certificate of Designations, Preferences and Rights of the Special Voting Preferred Stock (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2011)

4.15	Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan of Registrant (Incorporated by reference from the Registrant’s current report on Form 8-K filed on December 3, 2010).

4.16*	Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan

5.1*	Opinion of Paul M. Johnston, Esquire

23.1*	Consent of Hein & Associates LLP, independent registered public accounting firm

23.2*	Consent of MaloneBailey, LLP, independent registered public accounting firm

23.3*	Consent of Hall, Kistler & Company LLP, independent registered public accounting firm

23.4*	Consent of KPMG LLP, independent auditors

23.5*	Consent of UHY LLP, independent registered public accounting firm

23.6*	Consent of Cawley, Gillespie & Associates, Inc., independent petroleum consultants

23.7*	Consent of Wright & Company, Inc., independent petroleum consultants

23.8*	Consent of AJM Petroleum Consultants, independent petroleum consultants

23.9*	Consent of Paul M. Johnston (included in the opinion filed as Exhibit 5.1 hereto)

24.1*	Power of Attorney (included in the signature pages hereto)

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 24, 2011.

MAGNUM HUNTER RESOURCES CORPORATION
By:	/s/ Gary C. Evans
Gary C. Evans
Chairman and Chief Executive Officer

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints, Gary C. Evans and Ronald D. Ormand, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Gary C. Evans Gary C. Evans	Chairman of the Board and Chief Executive Officer	October 24, 2011

/s/ Ronald D. Ormand Ronald D. Ormand	Chief Financial Officer, Executive Vice President and Director	October 24, 2011

/s/ David S. Krueger David S. Krueger	Senior Vice President and Chief Accounting Officer	October 24, 2011

/s/ J. Raleigh Bailes, Sr. J. Raleigh Bailes, Sr.	Director	October 24, 2011

/s/ Victor G. Carrillo Victor G. Carrillo	Director	October 24, 2011

Signature	Title	Date
/s/ Brad Bynum Brad Bynum	Director	October 24, 2011

/s/ Stephen C. Hurley Stephen C. Hurley	Director	October 24, 2011

/s/ Joe L. McClaugherty Joe L. McClaugherty	Director	October 24, 2011

/s/ Steven A. Pfeifer Steven A. Pfeifer	Director	October 24, 2011

/s/ Jeff Swanson Jeff Swanson	Director	October 24, 2011

INDEX TO EXHIBITS

Exhibit
Number	Description
4.1	Restated Certificate of Incorporation of the Registrant, filed February 13, 2002 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006).

4.2	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed May 8, 2003 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006).

4.3	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed June 6, 2005 (Incorporated by reference from the Registrant’s Registration Statement on Form SB-2 filed on March 21, 2006).

4.4	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed July 18, 2007 (Incorporated by reference from the Registrant’s quarterly report on Form 10-QSB filed on August 14, 2007).

4.5	Certificate of Ownership and Merger Merging Magnum Hunter Resources Corporation with and into Petro Resources Corporation, filed July 13, 2009 (Incorporated by reference from the Registrant’s current report on Form 8-K filed on July 14, 2009).

4.6	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed November 3, 2010 (Incorporated by reference from the Registrant’s current report on Form 8-K filed on November 2, 2010).

4.7	Certificate of Amendment of Certificate of Incorporation of the Registrant, filed May 9, 2011 (Incorporated by reference from the Registrant’s quarterly report on Form 10-Q filed on May 9, 2011).

4.8	Amended and Restated Bylaws of the Registrant, dated March 15, 2001 as amended on April 14, 2006, October 12, 2006, and May 26, 2011 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on August 9, 2011).

4.9	Form of certificate for common stock (Incorporated by reference from the Registrant’s 2010 annual report on Form 10-K filed on February 18, 2011).

4.10	Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated December 10, 2009 (Incorporated by reference from the Registrant’s Registration Statement on Form 8-A filed on December 10, 2009).

4.11	Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated August 2, 2010 (Incorporated by reference from the Registrant’s Quarterly Report on Form 10-Q filed on August 12, 2010).

4.12	Certificate of Amendment of Certificate of Designation of Rights and Preferences of 10.25% Series C Cumulative Perpetual Preferred Stock, dated September 8, 2010 (Incorporated by reference from the Registrant’s current report on Form 8-K filed on September 15, 2010).

4.13	Certificate of Designation of Rights and Preferences of 8.0% Series D Cumulative Preferred Stock (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on March 17, 2011).

Exhibit
Number	Description
4.14	Certificate of Designations, Preferences and Rights of the Special Voting Preferred Stock (Incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 5, 2011)

4.15	Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan of Registrant (Incorporated by reference from the Registrant’s current report on Form 8-K filed on December 3, 2010).

4.16*	Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan

5.1*	Opinion of Paul M. Johnston, Esquire

23.1*	Consent of Hein & Associates LLP, independent registered public accounting firm

23.2*	Consent of MaloneBailey, LLP, independent registered public accounting firm

23.3*	Consent of Hall, Kistler & Company LLP, independent registered public accounting firm

23.4*	Consent of KPMG LLP, independent auditors

23.5*	Consent of UHY LLP, independent registered public accounting firm

23.6*	Consent of Cawley, Gillespie & Associates, Inc., independent petroleum consultants

23.7*	Consent of Wright & Company, Inc., independent petroleum consultants

23.8*	Consent of AJM Petroleum Consultants, independent petroleum consultants

23.9*	Consent of Paul M. Johnston (included in the opinion filed as Exhibit 5.1 hereto)

24.1*	Power of Attorney (included in the signature pages hereto)

*	Filed herewith.